UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 5, 2026
CLARIVATE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911
(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

70 St. Mary Axe
London	EC3A 8BE
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
Maroun S. Mourad, President, Intellectual Property of Clarivate Plc (the “Company”) will depart from his position, effective
June 9, 2026. Following such date, Mr. Mourad will remain employed by the Company in a non-executive advisory role until
September 30, 2026.
In connection with the transition of his role, on June 6, 2026, the Company entered into a separation agreement with
Mr. Mourad. Pursuant to the terms of the separation agreement, in exchange for his execution and non-revocation of a release of claims and continued compliance with the terms of his agreement (including his restrictive covenants), Mr. Mourad will receive (i) a cash payments equal to $450,000 representing a pro-rated target annual bonus for 2026, (ii) a lump sum payment representing reimbursement for the average monthly cost of COBRA for 18 months, and (iii) if applicable, a tax equalization payment to account for days of work in the United Kingdom.
Pursuant to the terms of his existing arrangements, Mr. Mourad is subject to certain restrictive covenants, including 12-month post-termination non-compete and non-solicit obligations, a perpetual confidentiality obligation, a non-disparagement covenant and intellectual property assignment provisions.
The foregoing description of the separation agreement with Mr. Mourad contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of his agreement, a copy of which will be filed as an exhibit to the
Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.
Item 7.01 Regulation FD Disclosure.
On June 8, 2026, the Company announced that Simon Webster will assume the role of President, Intellectual Property, effective as of June 10, 2026.
The Company’s press release dated June 8, 2026 announcing the appointment of Simon Webster is attached hereto as Exhibit
99.1.
The information in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed”
for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.

No.	Description
99.1	Press release issued by Clarivate Plc dated June 8, 2026.
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARIVATE PLC

Date: June 8, 2026	By: /s/ John Doulamis
Name: John Doulamis
Title: Senior Vice President, General Counsel